UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[X]     Soliciting Material Pursuant to  240.14a-12


                         CLEAN DIESEL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   THE COMMITTEE TO RESTORE STOCKHOLDER VALUE
                         AND INTEGRITY FOR CLEAN DIESEL
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:


     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:


     (4)     Date Filed:

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                                   Home Page

                   The Committee to Restore Stockholder Value
                                 and Integrity
                                for Clean Diesel


THE COMMITTEE TO RESTORE STOCKHOLDER VALUE AND INTEGRITY FOR CLEAN DIESEL IS PROVIDING THE INFORMATION ON THIS WEBSITE TO SHAREHOLDERS PRIOR TO FILING OF A PROXY STATEMENT PURSUANT TO RULE 14a-12. WE ARE NOT CURRENTLY ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY AT THIS TIME.

THE COMMITTEE'S PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ PRIOR TO DELIVERING ANY PROXY. ONCE FILED, THE PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS MAY BE VIEWED FOR FREE HERE (LINK: WWW.SEC.GOV).
                                                  ----








          Copyright 2010 . Restore Clean Diesel. All rights reserved.

Page:www.restorecleandiesel.com/docs/News.html
----------------------------------------------

                              Restore Clean Diesel

HOME PAGE             |  NEWS                       |  CONTACT US
---------                ----                          ----------
(link: /home.html)    |  (link: /docs/News.html)    |  (link: /Contact_Us.html)

                                      News

07/13/2010 SEC SLL Filing(pdf)  (link: http://www.restorecleandiesel.com/docs/
-----------------------------    SEC_SLL_filing.pdf)

                            07/13/2010 Press Release


BRIDGEPORT, Conn., July 13, 2010 (GLOBE NEWSWIRE) -- The Committee to Restore Stockholder Value and Integrity for Clean Diesel Technologies, Inc., a NASDAQ-traded Company, today announced that it filed a Stop, Look and Listen Letter with the Securities and Exchange Commission (SEC). The content of the letter is as follows: Read On (link: http://www.restorecleandiesel.com/docs/
                      -------
071310pr.html) / Download(doc) (link: http://www.restorecleandiesel.com/docs/
                 -------------
StopLookListen_Release_Final%###-##-####.doc)

                                      ---

                            08/12/2010 Press Release

Bridgeport, CT - (August 12, 2010) -- The Committee to Restore Stockholder Value and Integrity for Clean Diesel Technologies, Inc., a NASDAQ company, today announced that it filed a Stop, Look and Listen Letter with the Securities and Exchange Commission (SEC). The content of the letter is as follows: Read On
                                                                    -------
(link: http://www.restorecleandiesel.com/docs/081210pr.html) / Download(doc)
                                                               -------------
(link: http://www.restorecleandiesel.com/docs/The_Committee_to_Restore_
Stockholder_Value.doc)

                                      ---

                    U.S. Securities and Exchange Commission

        Filing Details (link: http://sec.gov/Archives/edgar/data/949428/ -------------- 000136086510000069/0001360865-10-000069-index.htm)

                                      ---

THE COMMITTEE TO RESTORE STOCKHOLDER VALUE AND INTEGRITY FOR CLEAN DIESEL IS PROVIDING THE INFORMATION ON THIS WEBSITE TO SHAREHOLDERS PRIOR TO FILING OF A PROXY STATEMENT PURSUANT TO RULE 14a-12. WE ARE NOT CURRENTLY ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY AT THIS TIME.

THE COMMITTEE'S PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ PRIOR TO DELIVERING ANY PROXY. ONCE FILED, THE PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS MAY BE VIEWED FOR FREE HERE (LINK: WWW.SEC.GOV).
                                                  ----

           Copyright 2010. Restore Clean Diesel. All rights reserved

                Page: www.restorecleandiesel.com/Contact_Us.html
                ------------------------------------------------

                              Restore Clean Diesel

HOME PAGE             |  NEWS                       |  CONTACT US
---------                ----                          ----------
(link: /home.html)    |  (link: /docs/News.html)    |  (link: /Contact_Us.html)

                                   Contact Us

                              You can reach us at:
                          info@restorecleandiesel.com



THE COMMITTEE TO RESTORE STOCKHOLDER VALUE AND INTEGRITY FOR CLEAN DIESEL IS PROVIDING THE INFORMATION ON THIS WEBSITE TO SHAREHOLDERS PRIOR TO FILING OF A PROXY STATEMENT PURSUANT TO RULE 14a-12. WE ARE NOT CURRENTLY ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY AT THIS TIME.

THE COMMITTEE'S PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ PRIOR TO DELIVERING ANY PROXY. ONCE FILED, THE PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS MAY BE VIEWED FOR FREE HERE (LINK: WWW.SEC.GOV).
                                                  ----


















           Copyright 2010. Restore Clean Diesel. All rights reserved